Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Ignite Restaurant Group, Inc. (the “Company”) on Form 10-Q for the period ended September 10, 2012 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Raymond A. Blanchette, III, the President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge, that:

1.                                       The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.                                       The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: October 30, 2012

/s/ Raymond A. Blanchette, III
Raymond A. Blanchette, III
President and Chief Executive Officer